UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 25, 2013

ERF Wireless Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 South Shore Boulevard, Suite 100, League City, Texas 77573
 (Address of principal executive offices) (Zip Code)

(281) 538-2101
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

N. Thomas Wiedebush has resigned from his position as a Director for personal reasons effective November 25, 2013.

Item 9.01.  Financial Statements and Exhibits

     (a)    Financial Statements of Business Acquired.

             Inapplicable.

     (b)    Pro Forma Financial Information.

             Inapplicable.

     (c)    Exhibits

             Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 2, 2013	By:	/s/ H. Dean Cubley
Dr. H. Dean Cubley
Chief Executive Officer